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                                                                   Exhibit 10.21



                                PROMISSORY NOTE




   $267,976.73            Deerfield Beach, Florida            December 31, 1997
------------------        ----------------                    -----------  ----
  (Principal)                (Location)                            (Date)



     FOR VALUE RECEIVED, the undersigned promises to pay to the order of

GABRIEL COHEN the principal sum of TWO HUNDRED SIXTY SEVEN THOUSAND NINE HUNDRED

SEVENTY SIX AND 73/100 Dollars, ($267,976.73), with interest thereon from

DECEMBER 31, 1997 at the rate of TEN per cent per annum until maturity. Said principal and interest being payable on DEMAND. Both principal and interest being payable in lawful money of the United States at DEERFIELD BEACH, FL, or at such other place as the holder hereof may designate in writing.




                                             /s/ Gabriel Cohen
                                             -----------------------------------